Exhibit 99.2

Employers Holdings, Inc.
Fourth Quarter And Full Year 2018
Financial Supplement

EMPLOYERS HOLDINGS, INC.
Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Return on Equity

5	Combined Ratios

6	Roll-forward of Unpaid Losses and LAE

7	Consolidated Investment Portfolio

8	Book Value Per Share

9	Earnings Per Share

10	Non-GAAP Financial Measures

EMPLOYERS HOLDINGS, INC.
Consolidated Financial Highlights (unaudited)
$ in millions, except per share amounts

	Three Months Ended			Years Ended
	December 31,			December 31,
	2018	2017	% change	2018	2017	% change
Selected financial highlights:
Gross premiums written	$161.7	$168.4	(4)%	$748.9	$729.7	3%
Net premiums written	160.4	167.0	(4)	742.8	723.7	3
Net premiums earned	183.6	181.6	1	731.1	716.5	2
Net investment income	21.3	19.1	12	81.2	74.6	9
Underwriting income(1)	35.1	33.9	4	101.7	68.0	50
Net income before impact of the LPT(1)	23.1	28.2	(18)	126.7	89.6	41
Adjusted net income(1)	43.6	35.2	24	136.8	95.5	43
Net income	25.6	31.3	(18)	141.3	101.2	40
Comprehensive income	34.4	30.4	13	94.2	116.3	(19)
Total assets				3,919.2	3,840.1	2
Stockholders' equity				1,018.2	947.7	7
Stockholders' equity including the Deferred Gain(2)				1,167.8	1,111.3	5
Adjusted stockholders' equity(2)				1,181.5	1,003.9	18
Annualized adjusted return on stockholders' equity(3)	14.9%	14.1%	6%	12.5%	9.8%	28
Amounts per share:
Cash dividends declared per share	$0.20	$0.15	33%	$0.80	$0.60	33%
Earnings per diluted share(4)	0.77	0.94	(18)	4.24	3.06	39
Earnings per diluted share before impact of the LPT(4)	0.69	0.85	(19)	3.80	2.71	40
Adjusted earnings per diluted share(4)	1.31	1.06	24	4.11	2.89	42
Book value per share(2)				31.08	29.07	7
Book value per share including the Deferred Gain(2)				35.64	34.09	5
Adjusted book value per share(2)				36.06	30.80	17
Combined ratio before impact of the LPT:(5)
Loss and loss adjustment expense ratio:
Current year	62.5%	58.5%		62.6%	62.4%
Prior year	(13.8)	(9.9)		(9.1)	(2.6)
Loss and loss adjustment expense ratio	48.7%	48.6%		53.5%	59.8%
Commission expense ratio	11.5	13.6		12.9	12.8
Underwriting and other operating expense ratio	22.0	20.8		21.7	19.5
Combined ratio before impact of the LPT	82.2%	83.0%		88.1%	92.1%

(1) See Page 3 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(2) See Page 8 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(3) See Page 4 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(4) See Page 9 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(5) See Page 5 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Balance Sheets (unaudited)
$ in millions, except per share amounts

	December 31, 2018	December 31, 2017
ASSETS
Investments, cash and cash equivalents	$2,829.7	$2,752.0
Accrued investment income	18.0	19.6
Premiums receivable, net	333.1	326.7
Reinsurance recoverable on paid and unpaid losses	511.1	544.2
Deferred policy acquisition costs	48.2	45.8
Deferred income taxes, net	26.9	28.7
Contingent commission receivable—LPT Agreement	32.0	31.4
Other assets	120.2	91.7
Total assets	$3,919.2	$3,840.1

LIABILITIES
Unpaid losses and LAE	$2,207.9	$2,266.1
Unearned premiums	336.3	318.3
Commissions and premium taxes payable	57.3	55.3
Deferred Gain	149.6	163.6
Notes payable	20.0	20.0
Other liabilities	129.9	69.1
Total liabilities	$2,901.0	$2,892.4

STOCKHOLDERS' EQUITY
Common stock and additional paid-in capital	$389.4	$381.8
Retained earnings	1,030.7	842.2
Accumulated other comprehensive (loss) income, net(2)	(13.7)	107.4
Treasury stock, at cost	(388.2)	(383.7)
Total stockholders’ equity	1,018.2	947.7
Total liabilities and stockholders’ equity	$3,919.2	$3,840.1

Stockholders' equity including the Deferred Gain (1)	$1,167.8	$1,111.3
Adjusted stockholders' equity (1)	1,181.5	1,003.9
Book value per share (1)	$31.08	$29.07
Book value per share including the Deferred Gain (1)	35.64	34.09
Adjusted book value per share (1)	36.06	30.80

(1) See Page 8 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(2) Adoption of a new accounting standard (ASU No. 2016-01 resulted in a $74.0 million reclassification adjustment from Accumulated other comprehensive income to Retained earnings as of January 1, 2018

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Income Statements (unaudited)
$ in millions, except per share amounts

	Three Months Ended		Years Ended
	December 31,		December 31,
	2018	2017	2018	2017
Underwriting revenues:
Gross premiums written	$161.7	$168.4	$748.9	$729.7
Premiums ceded	(1.3)	(1.4)	(6.1)	(6.0)
Net premiums written	160.4	167.0	742.8	723.7
Net premiums earned	183.6	181.6	731.1	716.5
Underwriting expenses:
Losses and LAE incurred	(86.9)	(85.2)	(376.7)	(417.2)
Commission expense	(21.2)	(24.7)	(94.2)	(91.4)
Underwriting and other operating expenses	(40.4)	(37.8)	(158.5)	(139.9)
Underwriting income	35.1	33.9	101.7	68.0
Net investment income	21.3	19.1	81.2	74.6
Net realized and unrealized (losses) gains on investments(1)	(26.4)	—	(13.1)	7.4
Gain on redemption of notes payable	—	—	—	2.1
Other income	0.9	0.3	1.2	0.8
Interest and financing expenses	(0.4)	(0.3)	(1.5)	(1.4)
Other expenses	—	—	—	(7.5)
Income tax expense	(4.9)	(21.7)	(28.2)	(42.8)
Net income	25.6	31.3	141.3	101.2
Unrealized AFS investment gains (losses) arising during the period, net of tax(2)	7.8	(0.9)	(48.5)	19.9
Reclassification adjustment for realized AFS investment losses (gains) in net income, net of tax(2)	1.0	—	1.4	(4.8)
Total Comprehensive income	$34.4	$30.4	$94.2	$116.3
Net income	$25.6	$31.3	$141.3	$101.2
Amortization of the Deferred Gain - losses	(2.1)	(2.3)	(9.9)	(9.3)
Amortization of the Deferred Gain - contingent commission	(0.4)	(0.5)	(2.0)	(2.0)
LPT reserve adjustment	—	—	(2.2)	—
LPT contingent commission adjustments	—	(0.3)	(0.5)	(0.3)
Net income before impact of the LPT Agreement (3)	$23.1	$28.2	$126.7	$89.6
Net realized and unrealized losses (gains) on investments	26.4	—	13.1	(7.4)
Gain on redemption of notes payable	—	—	—	(2.1)
Write-off of previously capitalized costs	—	—	—	7.5
Amortization of intangibles	—	—	0.2	0.3
Income tax (benefit) expense related to items excluded from Net income	(5.5)	—	(2.8)	0.6
Net impact of Federal tax reform	(0.4)	7.0	(0.4)	7.0
Adjusted net income (1)	$43.6	$35.2	$136.8	$95.5

(1) Includes $27.4 million and $25.6 million of unrealized losses on equity securities for the three months ended and year ended December 31, 2018, respectively.
(2) AFS = Available for Sale securities
(3) See Page 10 regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Return on Equity (unaudited)
$ in millions, except per share amount

		Three Months Ended		Years Ended
		December 31,		December 31,
		2018	2017	2018	2017

Net income	A	$25.6	$31.3	$141.3	$101.2
Impact of the LPT Agreement		(2.5)	(3.1)	(14.6)	(11.6)
Net realized and unrealized losses (gains) on investments		26.4	—	13.1	(7.4)
Gain on redemption of notes payable		—	—	—	(2.1)
Write-off of previously capitalized costs		—	—	—	7.5
Amortization of intangibles		—	—	0.2	0.3
Income tax (benefit) expense related to items excluded from Net income		(5.5)	—	(2.8)	0.6
Net impact of Federal tax reform		(0.4)	7.0	(0.4)	7.0
Adjusted net income(1)	B	$43.6	$35.2	$136.8	$95.5

Stockholders' equity - end of period		$1,018.2	$947.7	$1,018.2	$947.7

Stockholders' equity - beginning of period		991.2	917.1	947.7	840.6

Average stockholders' equity	C	$1,004.7	$932.4	$983.0	$894.2

Stockholders' equity - end of period		$1,018.2	$947.7	$1,018.2	$947.7
Deferred Gain - end of period		149.6	163.6	149.6	163.6
Accumulated other comprehensive loss (income), before taxes - end of period		17.3	(136.0)	17.3	(136.0)
Income tax related to accumulated other comprehensive loss (income), before taxes - end of period		(3.6)	28.6	(3.6)	28.6
Adjusted stockholders' equity - end of period		1,181.5	1,003.9	1,181.5	1,003.9
Adjusted stockholders' equity - beginning of period		1,165.8	992.9	1,003.9	941.0
Average adjusted stockholders' equity(1)	D	$1,173.7	$998.4	$1,092.7	$972.5

Return on stockholders' equity	A / C	2.5%	3.4%	14.4%	11.3%
Annualized return on stockholders' equity		10.2%	13.4%

Adjusted return on stockholders' equity(1)	B / D	3.7%	3.5%	12.5%	9.8%
Annualized adjusted return on stockholders' equity(1)		14.9%	14.1%

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Combined Ratios (unaudited)
$ in millions, except per share amounts

		Three Months Ended		Years Ended
		December 31,		December 31,
		2018	2017	2018	2017
Net premiums earned	A	$183.6	$181.6	$731.1	$716.5
Losses and LAE incurred	B	86.9	85.2	376.7	417.2
Amortization of the Deferred Gain - losses		2.1	2.3	9.9	9.3
Amortization of the Deferred Gain - contingent commission		0.4	0.5	2.0	2.0
LPT reserve adjustment		—	—	2.2	—
LPT contingent commission adjustments		—	0.3	0.5	0.3
Losses and LAE before impact of the LPT (1)	C	$89.4	$88.3	$391.3	$428.8
Prior accident year favorable loss reserve development		(25.4)	(18.0)	(66.2)	(18.5)
Losses and LAE before impact of the LPT - current accident year	D	$114.8	$106.3	$457.5	$447.3
Commission expense	E	$21.2	$24.7	$94.2	$91.4
Underwriting and other operating expenses	F	40.4	37.8	158.5	139.9
Combined ratio:
Loss and LAE ratio	B/A	47.3%	46.9%	51.5%	58.2%
Commission expense ratio	E/A	11.5	13.6	12.9	12.8
Underwriting and other operating expense ratio	F/A	22.0	20.8	21.7	19.5
Combined ratio		80.8%	81.3%	86.1%	90.5%
Combined ratio before impact of the LPT: (1)
Loss and LAE ratio before impact of the LPT	C/A	48.7%	48.6%	53.5%	59.8%
Commission expense ratio	E/A	11.5	13.6	12.9	12.8
Underwriting and other operating expense ratio	F/A	22.0	20.8	21.7	19.5
Combined ratio before impact of the LPT		82.2%	83.0%	88.1%	92.1%
Combined ratio before impact of the LPT: current accident year: (1)
Loss and LAE ratio before impact of the LPT	D/A	62.5%	58.5%	62.6%	62.4%
Commission expense ratio	E/A	11.5	13.6	12.9	12.8
Underwriting and other operating expense ratio	F/A	22.0	20.8	21.7	19.5
Combined ratio before impact of the LPT: current accident year		96.0%	92.9%	97.2%	94.7%

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Roll-forward of Unpaid Losses and LAE (unaudited)
$ in millions

	Three Months Ended		Years Ended
	December 31,		December 31,
	2018	2017	2018	2017

Unpaid losses and LAE at beginning of period	$2,233.7	$2,298.9	$2,266.1	$2,301.0
Less reinsurance recoverable on unpaid losses and LAE	511.8	553.1	537.0	580.0
Net unpaid losses and LAE at beginning of period	1,721.9	1,745.8	1,729.1	1,721.0
Losses and LAE incurred:
Current year losses	115.0	106.3	457.5	447.3
Prior year losses on voluntary business	(25.0)	(17.4)	(65.5)	(17.4)
Prior year losses on involuntary business	(0.4)	(0.6)	(0.7)	(1.1)
Total losses incurred	89.6	88.3	391.3	428.8
Losses and LAE paid:
Current year losses	36.1	31.7	93.0	76.9
Prior year losses	71.9	73.3	323.9	343.8
Total paid losses	108.0	105.0	416.9	420.7
Net unpaid losses and LAE at end of period	1,703.5	1,729.1	1,703.5	1,729.1
Reinsurance recoverable on unpaid losses and LAE	504.4	537.0	504.4	537.0
Unpaid losses and LAE at end of period	$2,207.9	$2,266.1	$2,207.9	$2,266.1
Total losses and LAE shown in the above table exclude amortization of the Deferred Gain, LPT Reserve Adjustments, and LPT Contingent Commission Adjustments, which totaled $2.5 million and $3.1 million for the three months ended December 31, 2018 and 2017, respectively, and $14.6 million and $11.6 million for the year ended December 31, 2018 and 2017, respectively.

EMPLOYERS HOLDINGS, INC.
Consolidated Investment Portfolio (unaudited)
$ in millions

	December 31, 2018				December 31, 2017
Investment Positions:	Cost or Amortized Cost	Net Unrealized (Losses) Gains	Fair Value	%	Fair Value	%
Fixed maturities	$2,513.7	$(17.3)	$2,496.4	88%	$2,463.4	90%
Equity securities	138.3	68.0	206.3	7	210.3	8
Short-term investments	25.0	—	25.0	1	4.0	—
Cash and cash equivalents	101.4	—	101.4	4	73.3	3
Restricted cash and cash equivalents	0.6	—	0.6	—	1.0	—
Total investments and cash	$2,779.0	$50.7	$2,829.7	100%	$2,752.0	100%

Breakout of Fixed Maturities:
U.S. Treasuries and Agencies	$118.0	$(0.2)	$117.8	5%	$148.8	6%
States and Municipalities	513.4	14.6	528.0	21	642.5	26
Corporate Securities	1,106.2	(15.8)	1,090.4	44	1,118.0	45
Mortgage-Backed Securities	555.8	(10.0)	545.8	22	495.3	20
Asset-Backed Securities	64.7	(0.2)	64.5	3	58.8	2
Other	155.6	(5.7)	149.9	6	—	—
Total fixed maturities	$2,513.7	$(17.3)	$2,496.4	100%	$2,463.4	100%

Weighted average book yield	3.4%	3.1%
Average credit quality (S&P)	AA-	AA-
Duration	4.1	4.2

EMPLOYERS HOLDINGS, INC.
Book Value Per Share (unaudited)
$ in millions, except per share amounts

		December 31, 2018	December 31, 2017
Numerators:
Stockholders' equity	A	$1,018.2	$947.7
Plus: Deferred Gain		149.6	163.6
Stockholders' equity including the Deferred Gain(1)	B	1,167.8	1,111.3
Accumulated other comprehensive loss (income), before taxes		17.3	(136.0)
Income tax (benefit) expense related to accumulated other comprehensive loss (income), before taxes		(3.6)	28.6
Adjusted stockholders' equity(1)	C	$1,181.5	$1,003.9

Denominator (shares outstanding)	D	32,765,792	32,597,819

Book value per share(1)	A / D	$31.08	$29.07
Book value per share including the Deferred Gain(1)	B / D	35.64	34.09
Adjusted book value per share(1)	C / D	36.06	30.80

Cash dividends declared per share		$0.80	$0.60

YTD Change in:(2)
Book value per share		9.7%	13.4%
Book value per share including the Deferred Gain		6.9	9.7
Adjusted book value per share		19.7	7.2

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.
(2) Reflects the change per share after taking into account dividends declared in the period.

EMPLOYERS HOLDINGS, INC.
Earnings Per Share (unaudited)
$ in millions, except per share amounts

		Three Months Ended		Years Ended
		December 31,		December 31,
		2018	2017	2018	2017
Numerators:
Net income	A	$25.6	$31.3	$141.3	$101.2
Impact of the LPT Agreement		(2.5)	(3.1)	(14.6)	(11.6)
Net income before impact of the LPT (1)	B	$23.1	$28.2	$126.7	$89.6
Net realized and unrealized losses (gains) on investments		26.4	—	13.1	(7.4)
Gain on redemption of notes payable		—	—	—	(2.1)
Write-off of previously capitalized costs		—	—	—	7.5
Amortization of intangibles		—	—	0.2	0.3
Income tax (benefit) expense related to items excluded from Net income		(5.5)	—	(2.8)	0.6
Net impact of Federal tax reform		(0.4)	7.0	(0.4)	7.0
Adjusted net income (1)	C	$43.6	$35.2	$136.8	$95.5

Denominators:
Average common shares outstanding (basic)	D	32,926,984	32,641,438	32,884,828	32,501,576
Average common shares outstanding (diluted)	E	33,390,486	33,219,850	33,311,337	33,060,760

Earnings per share:
Basic	A / D	$0.78	$0.96	$4.30	$3.11
Diluted	A / E	0.77	0.94	4.24	3.06

Earnings per share before impact of the LPT:(1)
Basic	B / D	$0.70	$0.86	$3.85	$2.76
Diluted	B / E	0.69	0.85	3.80	2.71

Adjusted earnings per share:(1)
Basic	C / D	$1.32	$1.08	$4.16	$2.94
Diluted	C / E	1.31	1.06	4.11	2.89

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

Glossary of Financial Measures
Within this earnings release we present the following measures, each of which are "non-GAAP financial measures." A reconciliation of these measures to the Company's most directly comparable GAAP financial measures is included herein. Management believes that these non-GAAP measures are important to the Company's investors, analysts and other interested parties who benefit from having an objective and consistent basis for comparison with other companies within our industry. Management further believes that these measures are more relevant than comparable GAAP measures in evaluating our financial performance.
The LPT Agreement is a non-recurring transaction that does not result in ongoing cash benefits to the Company. Management believes that providing non-GAAP measures that exclude the effects of the LPT Agreement (amortization of deferred reinsurance gain, adjustments to LPT Agreement ceded reserves and adjustments to contingent commission receivable) is useful in providing investors, analysts and other interested parties a meaningful understanding of the Company's ongoing underwriting performance.
Deferred reinsurance gain (Deferred Gain) reflects the unamortized gain from the LPT Agreement. This gain has been deferred and is being amortized using the recovery method, whereby the amortization is determined by the proportion of actual reinsurance recoveries to total estimated recoveries, except for the contingent profit commission, which is being amortized through June 30, 2024. Amortization is reflected in losses and LAE incurred.
Adjusted net income (see Page 4 for calculations) is net income excluding the effects of the LPT Agreement, net realized and unrealized gains (losses) on investments (net of tax), net impact of Federal tax reform, gain on redemption of notes payable (net of tax), write-off of previously capitalized costs (net of tax) and amortization of intangible assets (net of tax). Management believes that providing this non-GAAP measures is helpful to investors, analysts and other interested parties in identifying trends in the Company's operating performance because such items have limited significance to its ongoing operations or can be impacted by both discretionary and other economic factors and may not represent operating trends. The Company previously referred to Adjusted net income as Operating income.
Stockholders' equity including the Deferred Gain is stockholders' equity including the Deferred Gain. Management believes that providing this non-GAAP measure is useful in providing investors, analysts and other interested parties a meaningful measure of the Company's total underwriting capital.
Adjusted stockholders' equity (see Page 8 for calculations) is stockholders' equity including the Deferred Gain, less accumulated other comprehensive income (net of tax). Management believes that providing this non-GAAP measure is useful to investors, analysts and other interested parties since it serves as the denominator to the Company's operating return on equity metric.
Return on stockholders' equity and Adjusted return on stockholders' equity (see Page 4 for calculations). Management believes that these profitability measures are widely used by our investors, analysts and other interested parties. The Company previously referred to Adjusted return on stockholders' equity as Operating return on adjusted stockholders' equity.
Book value per share, Book value per share including the Deferred Gain, and Adjusted book value per share (see Page 8 for calculations). Management believes that these valuation measures are widely used by our investors, analysts and other interested parties. The Company previously referred to Book value per share as GAAP book value per share, and Book value per share including Deferred Gain as Book value per share.
Net income, Combined ratio, and Combined ratio before impact of the LPT (see Pages 3 and 5 for calculations). Management believes that these performance and underwriting measures are widely used by our investors, analysts and other interested parties.